Exhibit 10(d)


                 PROVIDENT COMMUNITY BANK, NATIONAL ASSOCIATION
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN #2


       THIS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN #2 (the "Agreement") is adopted this 1st day of January, 2007, by and between Provident Community Bank, National Association, a nationally-chartered commercial bank located in Union, South Carolina (the "Bank"), and Richard H. Flake (the "Executive").

       The purpose of this Agreement is to provide specified benefits to the Executive, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

                              Article 1 Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

 1.1 "Accrual Balance" means the liability that should be accrued by the Bank, under Generally Accepted Accounting Principles ("GAAP"), for the Bank's obligation to the Executive under this Agreement, by applying Accounting Principles Board Opinion Number 12 ("APB 12") as amended by Statement of Financial Accounting Standards Number 106 ("FAS 106") and the Discount Rate. Any one of a variety of amortization methods may be used to determine the Accrual Balance. However, once chosen, the method must be consistently applied.

 1.2 "Beneficiary" means each designated person or entity, or the estate of the deceased Executive, entitled to any benefits upon the death of the Executive pursuant to Article 4.

 1.3 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate one or more Beneficiaries.

 1.4 "Board" means the Board of Directors of the Bank as from time to time constituted.

 1.5 "Change in Control" means an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty five percent (25%) or more of the combined voting power of the Company's of the Bank's then outstanding securities, (c) the membership of the board of directors of the Company

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        or the Bank changes as the result of a  contested  election,  such that individuals  who were  directors at  the  beginning of any  twenty-four
        (24)  month  period  (whether   commencing  before or after the date of
        adoption of this Agreement) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the
        Bank approve a merger,  consolidation,   sale or  disposition of all or
        substantially all of the Company's or Bank's assets, or a plan of partial or complete liquidation.

 1.6 "Code" means the Internal Revenue Code of 1986, as amended, and all regulations and guidance thereunder, including such regulations and guidance as may be promulgated after the Effective Date of this Agreement.

 1.7 "Company" means Union Financial Bancshares, Inc., a Delaware corporation.

 1.8 "Disability" means the Executive suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Bank of the carrier's or Social Security Administration's determination upon the request of the Bank.

 1.9 "Discount Rate" means the rate used by the Plan Administrator for determining the Accrual Balance. The initial Discount Rate is six percent (6%). However, the Plan Administrator, in its discretion, may adjust the Discount Rate to maintain the rate within reasonable standards according to GAAP and/or applicable bank regulatory guidance.

 1.10 "Early Retirement" means Separation from Service before Normal Retirement Age except when such Separation from Service occurs: (i) following a Change in Control; or (ii) due to death, Disability or Termination for Cause.

 1.11   "Effective Date" means January 1, 2007.

 1.12   "Normal Retirement Age" means the Executive attaining age sixty-five
        (65).

 1.13 "Normal Retirement Date" means the later of Normal Retirement Age or Separation from Service.

 1.14 "Plan Administrator" means the Board or such committee or person as the Board shall appoint.

 1.15 "Plan Year" means each twelve (12) month period commencing on October 1 and ending on September 30 of each year. The initial Plan Year shall commence on the Effective Date of this Agreement and end on the following September 30.

 1.16 "Separation from Service" means the termination of the Executive's employment with the Bank for reasons other than death. Whether a Separation from Service takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank following such termination.
        A termination of employment will not be considered a Separation from Service if:

          (a) the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

          (b) the Executive continues to provide services to the Bank in a capacity other than as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

 1.17 "Specified Employee" a key employee (as defined in Section 416(i) of the Code without regard to paragraph 5 thereof) of the Bank if any stock of the Bank is publicly traded on an established securities market or otherwise.

 1.18   "Termination for Cause" shall have the meaning set forth in Article 5.

                                    Article 2
                          Distributions During Lifetime

 2.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Bank shall distribute to the Executive the benefit described in this Section
        2.1 in lieu of any other benefit under this Article.

         2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is Thirty Two Thousand Five Hundred Dollars ($32,500).

         2.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Date. The annual benefit shall be distributed to the Executive for twenty (20) years.

 2.2 Early Retirement Benefit. If Early Retirement occurs, the Bank shall distribute to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

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         2.2.1    Amount of Benefit. The benefit under this Section 2.2 is the
                  Normal  Retirement  Benefit  multiplied  by  the   applicable
                  vesting amount. This benefit is determined by vesting the Executive in ten percent (10%) of the Normal Retirement
                  Benefit  for the first  Plan   Year,  and an  additional  ten
                  percent (10%) of said amount for each succeeding year thereafter. Upon the Executive reaching Normal Retirement Age, the Executive becomes one hundred percent (100%) vested in the Normal Retirement Benefit.

         2.2.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Age. The annual benefit shall be distributed to the Executive for twenty (20) years.

 2.3 Disability Benefit. If the Executive experiences a Disability which results in a Separation from Service prior to Normal Retirement Age, the Bank shall distribute to the Executive the benefit described in this
        Section 2.3 in lieu of any other benefit under this Article.

         2.3.1 Amount of Benefit. The benefit under this Section 2.3 is one hundred percent (100%) of the Accrual Balance determined as of the end of the Plan Year preceding Separation from Service.

         2.3.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Separation from Service. The annual benefit shall be distributed to the Executive for twenty (20) years. During the applicable installment period, interest will be applied to the Accrual Balance at the Discount Rate in effect at Separation from Service, compounded monthly.

 2.4 Change in Control Benefit. If a Change in Control occurs followed by a Separation from Service, the Bank shall distribute to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

         2.4.1    Amount of  Benefit. The benefit under this  Section 2.4 is one
                  hundred   percent  (100%)  of  the Normal  Retirement  Benefit
                  amount described in Section 2.1.1.

         2.4.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Age. The annual benefit shall be distributed to the Executive for twenty (20) years.

 2.5 Restriction on Timing of Distribution. Notwithstanding any provision of this Agreement to the contrary, if the Executive is considered a Specified Employee at Separation from Service under such procedures as established by the Bank in accordance with Section 409A of the Code, benefit distributions that are made upon Separation from Service may not commence earlier than six (6) months after the date of such Separation from Service. Therefore, in the event this Section 2.5 is applicable to the Executive, any distribution which would otherwise be paid to the Executive within the first six months following the

         Separation from Service shall be accumulated and paid to the Executive in a lump sum on the first day of the seventh month following the date of Separation from Service. All subsequent distributions shall be paid in the manner specified.

 2.6 Distributions Upon Income Inclusion Under Code Section 409A. Upon the inclusion of any amount into the Executive's income as a result of the failure of this non-qualified deferred compensation plan to comply with the requirements of Section 409A of the Code, to the extent such tax liability can be covered by the Executive's Accrual Balance, a distribution shall be made as soon as is administratively practicable following the discovery of the plan failure.

 2.7 Change in Form or Timing of Distributions. For distribution of benefits under this Article 2, the Executive and the Bank may, subject to the terms of Section 8.1, amend the Agreement to delay the timing or change the form of distributions. Any such amendment:

               (a) may not accelerate the time or schedule of any distribution, except as provided in Code Section 409A and the regulations thereunder;
               (b) must, for benefits distributable under Sections 2.2 and 2.4 be made at least twelve (12) months prior to the first scheduled distribution;
               (c) must, for benefits distributable under Article 2 delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and
               (d) must take effect not less than twelve (12) months after the amendment is made.

                                    Article 3
                              Distribution at Death

 3.1 Death During Active Service. If the Executive dies prior to Separation from Service, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of any benefits under Article 2.

        3.1.1 Amount of Benefit. The benefit under this Section 3.1 is the Normal Retirement Benefit in Section 2.1.1.

        3.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Beneficiary in twelve (12) equal monthly installments for twenty (20) years commencing within sixty (60) days following receipt by the Bank of the Executive's death certificate.

 3.2 Death During Distribution of a Benefit. If the Executive dies after any benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts they would have been distributed to the Executive had the Executive survived.

 3.3 Death After Early Retirement. If the Executive dies after Separation from Service for Early Retirement under Section 2.2 but prior to commencement of benefit payments under this Agreement, the Bank shall pay to the Beneficiary the benefit described in Section 3.3.

         3.3.1 Amount of Benefit. The benefit under this Section 3.3 is the lifetime benefits that would have been paid to the Executive under Section 2.2.

         3.3.2 Payment of Benefit. The Bank shall distribute the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing on the first day of the month following the Executive's death. The annual benefit shall be distributed to the Executive for twenty (20) years.

                                    Article 4
                                  Beneficiaries

 4.1 In General. The Executive shall have the right, at any time, to designate a Beneficiary to receive any benefit distributions under this Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other plan of the Bank in which the Executive participates.

 4.2 Designation. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form and delivering it to the Plan Administrator or its designated agent. If the Executive names someone other than the Executive's spouse as a Beneficiary, the Plan Administrator may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Plan Administrator, executed by the Executive's spouse and returned to the Plan Administrator. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan
         Administrator  shall  be  entitled  to  rely  on the  last  Beneficiary
         Designation Form filed by the Executive and accepted by the Plan Administrator prior to the Executive's death.

 4.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

 4.4 No Beneficiary Designation. If the Executive dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, any benefits shall be paid to the Executive's estate.

 4.5 Facility of Distribution. If the Plan Administrator determines in its discretion that a benefit is to be distributed to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Executive and the Beneficiary, as the case may be, and shall be completely discharge of any liability under the Agreement for such distribution amount.

                                    Article 5
                               General Limitations

         Notwithstanding any provisions of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement:

 5.1 Termination for Cause. If the Bank terminates the Executive's employment for:

          (a) Gross negligence or gross neglect of duties to the Bank; or

          (b) Conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the Executive's employment with the Bank; or

          (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Executive's employment and resulting in a material adverse effect on the Bank.

 5.2 Suicide or Misstatement. No benefit shall be distributed if the Executive commits suicide within two (2) years after the Effective Date of this Agreement, or if an insurance company which issued a life insurance policy covering the Executive and owned by the Bank denies coverage (i) for material misstatements of fact made by the Executive on an application for such life insurance, or (ii) for any other reason.

 5.3 Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to
         Section 8(e) of the Federal Deposit Insurance Act.

                                    Article 6
                          Claims And Review Procedures

 6.1 Claims Procedure. An Executive or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be distributed shall make a claim for such benefits as follows:

         6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.


         6.1.2 Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within ninety (90) days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional ninety (90) days by notifying the claimant in writing, prior to the end of the initial ninety
                 (90) day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

         6.1.3 Notice of Decision. If the Plan Administrator denies part or the entire claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                    (a)  The specific reasons for the denial;
                    (b) A reference to the specific provisions of the Agreement on which the denial is based;
                    (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
                    (d)  An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
                    (e)  A statement  of the  claimant's  right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

 6.2 Review Procedure. If the Plan Administrator denies part or the entire claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial as follows:

         6.2.1 Initiation - Written Request. To initiate the review, the claimant, within sixty (60) days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

         6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

         6.2.3 Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

         6.2.4 Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within sixty (60) days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional sixty (60) days by notifying the claimant in writing, prior to the end of the initial sixty (60) day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

         6.2.5 Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan
                 Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                    (a)  The specific reasons for the denial;
                    (b) A reference to the specific provisions of the Agreement on which the denial is based;
                    (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
                    (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                    Article 7
                           Amendments and Termination

 7.1 Amendments. This Agreement may be amended only by a written agreement signed by the Bank and the Executive. However, the Bank may unilaterally amend this Agreement to conform with written directives to the Bank from its auditors or banking regulators or to comply with legislative or tax law, including without limitation Code Section 409A of the Code and any and all regulations and guidance promulgated thereunder.

 7.2 Plan Termination Generally. The Bank may unilaterally terminate this Agreement at any time. Except as provided in Section 7.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or Article 3.

 7.3 Plan Terminations Under Code Section 409A. Notwithstanding anything to the contrary in Section 7.2, if the Bank terminates this Agreement in the following circumstances:

          (a) Within thirty (30) days before or twelve (12) months after a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation as described in Section 409A(2)(A)(v) of the Code, provided that all distributions are made no later than twelve
               (12) months following such termination of the Agreement and further provided that all the Bank's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants in the similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of such terminations;
          (b) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or
          (c) Upon the Bank's termination of this and all other non-account balance plans (as referenced in Code Section 409A of the Code or the regulations thereunder), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and the Bank does not adopt any new non-account balance plans for a minimum of five (5) years following the date of such termination;

        the Bank may distribute the Accrual Balance, determined as of the date of the termination of the Agreement, to the Executive in a lump sum subject to the above terms.

                                    Article 8
                           Administration of Agreement

 8.1 Plan Administrator Duties. The Plan Administrator shall administer this Agreement according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions, including interpretations of this Agreement, as may arise in connection with the Agreement to the extent the exercise of such discretion and authority does not conflict with Code Section 409A.

 8.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, including acting through a duly appointed representative, and may from time to time consult with counsel who may be counsel to the Bank.

 8.3 Binding Effect of Decisions. Any decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

 8.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

 8.5 Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the death, Disability or Separation from Service of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

 8.6 Annual Statement. The Plan Administrator shall provide to the Executive, within one hundred twenty (120) days after the end of each Plan Year, a statement setting forth the benefits to be distributed under this Agreement.

                                    Article 9
                                  Miscellaneous

 9.1 Binding Effect. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

 9.2 No Guarantee of Employment. This Agreement is not a contract for employment. It does not give the Executive the right to remain as an employee of the Bank, nor interfere with the Bank's right to discharge the Executive. It does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

 9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

 9.4 Tax Withholding and Reporting. The Bank shall withhold any taxes that are required to be withheld, including but not limited to taxes owed under Code Section 409A from the benefits provided under this Agreement. The Executive acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authorities. The Bank shall satisfy all applicable reporting requirements, including those under Code Section 409A.

 9.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of South Carolina, except to the extent preempted by the laws of the United States of America.

 9.6 Unfunded Arrangement. The Executive and the Beneficiary are general unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors. Any insurance on the Executive's life or other informal funding asset is a general asset of the Bank to which the Executive and Beneficiary have no preferred or secured claim.

 9.7 Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm or person unless such succeeding or continuing bank, firm or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such an event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor entity.

 9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

 9.9 Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

 9.10 Alternative Action. In the event it shall become impossible for the Bank or the Plan Administrator to perform any act required by this Agreement due to regulatory or other constraints, the Bank or Plan Administrator may perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Bank, provided that such alternative acts do not violate Code Section 409A of the Code.

 9.11 Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any provision herein.

 9.12 Validity. If any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

 9.13 Notice. Any notice or filing required or permitted to be given to the Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered or sent by registered or certified mail to the address below:

                          Provident Community Bank, NA
                          -----------------------------
                          203 West Main St
                          -----------------------------
                          Union, SC 29379-2214
                          -----------------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered or sent by mail to the last known address of the Executive.

 9.14 Deduction Limitation on Benefit Payments. If the Bank reasonably anticipates that the Bank's deduction with respect to any distribution under this Agreement would be limited or eliminated by application of Code Section 162(m), then to the extent deemed necessary by the Bank to ensure that the entire amount of any distribution from this Agreement is deductible, the Bank may delay payment of any amount that would otherwise be distributed under this Agreement. The delayed amounts shall be distributed to the Executive (or the Beneficiary in the event of the Executive's death) at the earliest date the Bank reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).

 9.15 Compliance with Code Section 409A. This Agreement shall be interpreted and administered consistent with Code Section 409A.

         IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have signed this Agreement.


Executive:                       BANK:

                                 Provident Community Bank, National Association

/s/ Richard H. Flake             By /s/ Dwight V. Neese
-------------------------------     -------------------------------------------
Richard H. Flake
                                 Title President & CEO
                                       ----------------------------------------

Provident Community Bank, National Association
Supplemental Executive Retirement Plan #2
Beneficiary Designation Form
================================================================================

{ }  New Designation
{ }  Change in Designation

I, Richard H. Flake, designate the following as Beneficiary under the Agreement:

--------------------------------------------------------------------------------
  Primary:

----------------------------------------------------------------  ---------- %

----------------------------------------------------------------  ---------- %
--------------------------------------------------------------------------------
  Contingent:

----------------------------------------------------------------  ---------- %

----------------------------------------------------------------  ---------- %
--------------------------------------------------------------------------------
Notes:

     o    Please PRINT CLEARLY or TYPE the names of the beneficiaries.
     o To name a trust as Beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
     o To name your estate as Beneficiary, please write "Estate of [your name]".
     o Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the Beneficiary predeceases me, or, if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.

Name:           Richard H. Flake

Signature:                                                    Date:
                ------------------------------                     -------------

Received by the Plan Administrator this      day of                  , 2
                                       ------      ------------------   ---

By:
         -------------------------------

Title:
         -------------------------------